Exhibit 10.18

FORM 5D

ESCROW AGREEMENT
(Select: VALUE SECURITY/SURPLUS SECURITY)

THIS AGREEMENT is made as of the ______day of ______________, ______

AMONG:

(the “Issuer”)

AND:

(the “Escrow Agent”)

AND:

EACH OF THE UNDERSIGNED SECURITYHOLDERS OF THE ISSUER
(a “Securityholder” or “you”)

(collectively, the “Parties”)

This Agreement is being entered into by the Parties under Exchange Policy 5.4 - Escrow, Vendor Consideration and Resale Restrictions (the Policy) in connection with a [Reverse Takeover, Change of Business, Qualifying Transaction, or other transaction (please describe)]. The Issuer is a [Tier 1/Tier 2 Issuer] as described in Policy 2.1 - Initial Listing Requirements.

For good and valuable consideration, the Parties agree as follows:

PART 1	ESCROW

1.1	Appointment of Escrow Agent

The Issuer and the Securityholders appoint the Escrow Agent to act as escrow agent under this Agreement. The Escrow Agent accepts the appointment.

1.2	Deposit of Escrow Securities in Escrow

(1)

You are depositing the securities (escrow securities) listed opposite your name in Schedule “A” with the Escrow Agent to be held in escrow under this Agreement. You will immediately deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of these securities which you have or which you may later receive.

FORM 5D	ESCROW AGREEMENT	Page 1
(as at June 14, 2010 )

(2)	If you receive any other securities (additional escrow securities):

	(a)	as a dividend or other distribution on escrow securities;

	(b)	on the exercise of a right of purchase, conversion or exchange attaching to escrow securities, including securities received on conversion of special warrants;

	(c)	on a subdivision, or compulsory or automatic conversion or exchange of escrow securities; or

	(d)	from a successor issuer in a business combination, if Part 6 of this Agreement applies,

you will deposit them in escrow with the Escrow Agent. You will deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of those additional escrow securities. When this Agreement refers to escrow securities, it includes additional escrow securities.

(3)	You will immediately deliver to the Escrow Agent any replacement share certificates or other evidence of additional escrow securities issued to you.

1.3	Direction to Escrow Agent

The Issuer and the Securityholders direct the Escrow Agent to hold the escrow securities in escrow until they are released from escrow under this Agreement.

PART 2	RELEASE OF ESCROW SECURITIES

2.1	Release Provisions

The provisions of Schedule(s) [Insert schedule reference(s)] are incorporated into and form part of this Agreement.

Select applicable schedule(s)

[           Value Security Escrow Agreement for Tier 1 Issuer – attach schedule B(1)]
[           Value Security Escrow Agreement for Tier 2 Issuer – attach schedule B(2)]
[           Surplus Security Escrow Agreement for Tier 1 Issuer – attach schedule B(3)]
[           Surplus Security Escrow Agreement for Tier 2 Issuer – attach schedule B(4)]

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(as at June 14, 2010)

2.2	Additional escrow securities

If you acquire additional escrow securities in connection with the transaction to which this agreement relates, those securities will be added to the securities already in escrow, to increase the number of remaining escrow securities. After that, all of the escrow securities will be released in accordance with the applicable release schedule.

2.3	Additional Requirements for Tier 2 Surplus Escrow Securities

Where securities are subject to a Tier 2 Surplus Security Escrow Agreement [Schedule B(4)], the following additional conditions apply:

(1)

The escrow securities will be cancelled if the asset, property, business or interest therein in consideration of which the securities were issued, is lost, or abandoned, or the operations or development of such asset, property or business is discontinued.

(2)

The Escrow Agent will not release escrow securities from escrow under schedule B(4) unless the Escrow Agent has received, within the 15 days prior to the release date, a certificate from the Issuer that:

	(a)	is signed by two directors or officers of the Issuer;

	(b)	is dated not more than 30 days prior to the release date;

(c)

states that the assets for which the escrow securities were issued (the “Assets”) were included as assets on the balance sheet of the Issuer in the most recent financial statements filed by the Issuer with the Exchange; and

(d)

states that the Issuer has no reasonable knowledge that the Assets will not be included as assets on the balance sheet of the Issuer in the next financial statements to be filed by the Issuer with the Exchange.

(3)

If, at any time during the term of this Agreement, the Escrow Agent is prohibited from releasing escrow securities on a release date specified schedule B(4) as a result of section 2.3(2) above, then the Escrow Agent will not release any further escrow securities from escrow without the written consent of the Exchange.

(4)	If as a result of this section 2.3, the Escrow Agent does not release escrow securities from escrow for a period of five years, then:

	(a)	the Escrow Agent will deliver a notice to the Issuer, and will include with the notice any certificates that the Escrow Agent holds which evidence the escrow securities; and

	(b)	the Issuer and the Escrow Agent will take such action as is necessary to cancel the escrow securities.

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(5)

For the purposes of cancellation of escrow securities under this section, each Securityholder irrevocably appoints the Escrow Agent as his or her attorney, with authority to appoint substitute attorneys, as necessary.

2.4	Delivery of Share Certificates for Escrow Securities

The Escrow Agent will send to each Securityholder any share certificates or other evidence of that Securityholder’s escrow securities in the possession of the Escrow Agent released from escrow as soon as reasonably practicable after the release.

2.5	Replacement Certificates

If, on the date a Securityholder’s escrow securities are to be released, the Escrow Agent holds a share certificate or other evidence representing more escrow securities than are to be released, the Escrow Agent will deliver the share certificate or other evidence to the Issuer or its transfer agent and request replacement share certificates or other evidence. The Issuer will cause replacement share certificates or other evidence to be prepared and delivered to the Escrow Agent. After the Escrow Agent receives the replacement share certificates or other evidence, the Escrow Agent will send to the Securityholder or at the Securityholder’s direction, the replacement share certificate or other evidence of the escrow securities released. The Escrow Agent and Issuer will act as soon as reasonably practicable.

2.6	Release upon Death

(1)

If a Securityholder dies, the Securityholder’s escrow securities will be released from escrow. The Escrow Agent will deliver any share certificates or other evidence of the escrow securities in the possession of the Escrow Agent to the Securityholder’s legal representative provided that:

(a)

the legal representative of the deceased Securityholder provides written notice to the Exchange of the intent to release the escrow securities as at a specified date which is at least 10 business days and not more than 30 business days prior to the proposed release; and

	(b)	the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date.

(2)	Prior to delivery the Escrow Agent must receive:

	(a)	a certified copy of the death certificate; and

	(b)	any evidence of the legal representative’s status that the Escrow Agent may reasonably require.

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(as at June 14, 2010)

2.7	Exchange Discretion to Terminate

If the Escrow Agent receives a request from the Exchange to halt or terminate the release of escrow securities from escrow, then the Escrow Agent will comply with that request, and will not release any escrow securities from escrow until it receives the written consent of the Exchange.

2.8	Discretionary Applications

The Exchange may consent to the release from escrow of escrow securities in other circumstances and on terms and on conditions it deems appropriate. Securities may be released from escrow provided that the Escrow Agent receives written notice from the Exchange.

PART 3	EARLY RELEASE ON CHANGE OF ISSUER STATUS

3.1	Early Release – Graduation to Tier 1

(1)	When a Tier 2 Issuer becomes a Tier 1 Issuer, the release schedule for its escrow securities changes.

(2)

If the Issuer reasonably believes that it meets the Initial Listing Requirements of a Tier 1 Issuer as described in Policy 2.1 – Initial Listing Requirements, the Issuer may make application to the Exchange to be listed as a Tier 1 Issuer. The Issuer must also concurrently provide notice to the Escrow Agent that it is making such an application.

(3)

If the graduation to Tier 1 is accepted by the Exchange, the Exchange will issue an Exchange Bulletin confirming final acceptance for listing of the Issuer on Tier 1. Upon issuance of this Bulletin the Issuer must immediately:

	(a)	issue a news release:

		(i)	disclosing that it has been accepted for graduation to Tier 1; and

		(ii)	disclosing the number of escrow securities to be released and the dates of release under the new schedule; and

	(b)	provide the news release, together with a copy of the Exchange Bulletin, to the Escrow Agent.

(4)	Upon completion of the steps in section 3.1(3) above, the Issuer’s release schedule will be replaced as follows:

Applicable Schedule Pre-Graduation	Applicable Schedule Post-Graduation
Schedule B(2)	Schedule B(1)
Schedule B(4)	Schedule B(3)

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(as at June 14, 2010)

(5)

Within 10 days of the Exchange Bulletin confirming the Issuer’s listing on Tier 1, the Escrow Agent must release any escrow securities from escrow securities which under the new release schedule would have been releasable at a date prior to the Exchange Bulletin.

PART 4	DEALING WITH ESCROW SECURITIES

4.1	Restriction on Transfer, etc.

Unless it is expressly permitted in this Agreement, you will not sell, transfer, assign, mortgage, enter into a derivative transaction concerning, or otherwise deal in any way with your escrow securities or any related share certificates or other evidence of the escrow securities. If a Securityholder is a private company controlled by one or more Principals of the Issuer, the Securityholder may not participate in a transaction that results in a change of its control or a change in the economic exposure of the Principals to the risks of holding escrow securities.

4.2	Pledge, Mortgage or Charge as Collateral for a Loan

Subject to Exchange acceptance, you may pledge, mortgage or charge your escrow securities to a financial institution as collateral for a loan, provided that no escrow securities or any share certificates or other evidence of escrow securities will be transferred or delivered by the Escrow Agent to the financial institution for this purpose. The loan agreement must provide that the escrow securities will remain in escrow if the lender realizes on the escrow securities to satisfy the loan.

4.3	Voting of Escrow Securities

Although you may exercise voting rights attached to your escrow securities, you may not, while your securities are held in escrow, exercise voting rights attached to any securities (whether in escrow or not) in support of one or more arrangements that would result in the repayment of capital being made on the escrow securities prior to a winding up of the Issuer.

4.4	Dividends on Escrow Securities

You may receive a dividend or other distribution on your escrow securities, and elect the manner of payment from the standard options offered by the Issuer. If the Escrow Agent receives a dividend or other distribution on your escrow securities, other than additional escrow securities, the Escrow Agent will pay the dividend or other distribution to you on receipt.

4.5	Exercise of Other Rights Attaching to Escrow Securities

You may exercise your rights to exchange or convert your escrow securities in accordance with this agreement.

FORM 5D	ESCROW AGREEMENT	Page 6
(as at June 14, 2010)

PART 5	PERMITTED TRANSFERS WITHIN ESCROW

5.1	Transfer to Directors and Senior Officers

(1)

You may transfer escrow securities within escrow to existing or, upon their appointment, incoming directors or senior officers of the Issuer or any of its material operating subsidiaries, if the Issuer’s board of directors has approved the transfer and provided that:

	(a)	you make application to transfer under the Policy at least 10 business days and not more than 30 business days prior to the date of the proposed transfer; and

	(b)	the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date.

(2)	Prior to the transfer the Escrow Agent must receive:

	(a)	a certified copy of the resolution of the board of directors of the Issuer approving the transfer;

(b)

a certificate signed by a director or officer of the Issuer authorized to sign, stating that the transfer is to a director or senior officer of the Issuer or a material operating subsidiary and that any required acceptance from the Exchange the Issuer is listed on has been received;

	(c)	an acknowledgment in the form of Form 5E signed by the transferee; and

	(d)	a transfer power of attorney, completed and executed by the transferor in accordance with the requirements of the Issuer’s transfer agent.

5.2	Transfer to Other Principals

(1)	You may transfer escrow securities within escrow:

	(a)	to a person or company that before the proposed transfer holds more than 20% of the voting rights attached to the Issuer’s outstanding securities; or

	(b)	to a person or company that after the proposed transfer

		(i)	will hold more than 10% of the voting rights attached to the Issuer’s outstanding securities, and

		(ii)	has the right to elect or appoint one or more directors or senior officers of the Issuer or any of its material operating subsidiaries,

provided that:

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(as at June 14, 2010)

	(c)	you make an application to transfer under the Policy at least 10 business days and not more than 30 business days prior to the date of the proposed transfer; and

	(d)	the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date.

(2)	Prior to the transfer the Escrow Agent must receive:

	(a)	a certificate signed by a director or officer of the Issuer authorized to sign, stating that:

(i)

the transfer is to a person or company that the officer believes, after reasonable investigation, holds more than 20% of the voting rights attached to the Issuer’s outstanding securities before the proposed transfer; or

		(ii)	the transfer is to a person or company that:

			(A)	the officer believes, after reasonable investigation, will hold more than 10% of the voting rights attached to the Issuer’s outstanding securities; and

			(B)	has the right to elect or appoint one or more directors or senior officers of the Issuer or any of its material operating subsidiaries after the proposed transfer; and

		(iii)	any required approval from the Exchange or any other exchange on which the Issuer is listed has been received;

	(b)	an acknowledgment in the form of Form 5E signed by the transferee; and

	(c)	a transfer power of attorney, completed and executed by the transferor in accordance with the requirements of the Issuer’s transfer agent.

5.3	Transfer upon Bankruptcy

(1)	You may transfer escrow securities within escrow to a trustee in bankruptcy or another person or company entitled to escrow securities on bankruptcy provided that:

	(a)	you make application to transfer under the Policy at least 10 business days and not more than 30 business days prior to the date of the proposed transfer; and

	(b)	the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date.

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(as at June 14, 2010)

(2)	Prior to the transfer, the Escrow Agent must receive:

	(a)	a certified copy of either

		(i)	the assignment in bankruptcy filed with the Superintendent of Bankruptcy, or

		(ii)	the receiving order adjudging the Securityholder bankrupt;

	(b)	a certified copy of a certificate of appointment of the trustee in bankruptcy;

	(c)	a transfer power of attorney, duly completed and executed by the transferor in accordance with the requirements of the Issuer’s transfer agent; and

	(d)	an acknowledgment in the form of Form 5E signed by

		(i)	the trustee in bankruptcy or

		(ii)	on direction from the trustee, with evidence of that direction attached to the acknowledgement form, another person or company legally entitled to the escrow securities.

5.4	Transfer Upon Realization of Pledged, Mortgaged or Charged Escrow Securities

(1)

You may transfer escrow securities you have pledged, mortgaged or charged under section 4.2 to a financial institution as collateral for a loan within escrow to the lender on realization provided that:

	(a)	you make application to transfer under the Policy at least 10 business days and not more than 30 business days prior to the date of the proposed transfer; and

	(b)	the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date.

(2)	Prior to the transfer the Escrow Agent must receive:

	(a)	a statutory declaration of an officer of the financial institution that the financial institution is legally entitled to the escrow securities;

	(b)	evidence that the Exchange has accepted the pledge, mortgage or charge of escrow securities to the financial institution;

	(c)	a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer’s transfer agent; and

	(d)	an acknowledgement in the form of Form 5E signed by the financial institution.

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(as at June 14, 2010)

5.5	Transfer to Certain Plans and Funds

(1)

You may transfer escrow securities within escrow to or between a registered retirement savings plan (RRSP), registered retirement income fund (RRIF) or other similar registered plan or fund with a trustee, where the beneficiaries of the plan or fund are limited to you and your spouse, children and parents provided that:

	(a)	you make application to transfer under the Policy at least 10 business days and not more than 30 business days prior to the date of the proposed transfer; and

	(b)	the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date.

(2)	Prior to the transfer the Escrow Agent must receive:

(a)

evidence from the trustee of the transferee plan or fund, or the trustee’s agent, stating that, to the best of the trustee’s knowledge, the annuitant of the RRSP or RRIF or the beneficiaries of the other registered plan or fund do not include any person or company other than you and your spouse, children and parents;

	(b)	a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer’s transfer agent; and

	(c)	an acknowledgement in the form of Form 5E signed by the trustee of the plan or fund.

5.6	Effect of Transfer Within Escrow

After the transfer of escrow securities within escrow, the escrow securities will remain in escrow and released from escrow under this Agreement as if no transfer has occurred, on the same terms that applied before the transfer. The Escrow Agent will not deliver any share certificates or other evidence of the escrow securities to transferees under this Part 5.

5.7	Discretionary Applications

The Exchange may consent to the transfer within escrow of escrow securities in other circumstances and on such terms and conditions as it deems appropriate.

FORM 5D	ESCROW AGREEMENT	Page 10
(as at June 14, 2010)

PART 6	BUSINESS COMBINATIONS

6.1	Business Combinations

This Part applies to the following (business combinations):

(a)	a formal take-over bid for all outstanding securities of the Issuer or which, if successful, would result in a change of control of the Issuer

(b)	a formal issuer bid for all outstanding equity securities of the Issuer

(c)	a statutory arrangement

(d)	an amalgamation

(e)	a merger

(f)	a reorganization that has an effect similar to an amalgamation or merger

6.2	Delivery to Escrow Agent

(1)

You may tender your escrow securities to a person or company in a business combination. At least five business days prior to the date the escrow securities must be tendered under the business combination, you must deliver to the Escrow Agent:

(a)

a written direction signed by you that directs the Escrow Agent to deliver to the depositary under the business combination any share certificates or other evidence of the escrow securities and a completed and executed cover letter or similar document and, where required, transfer power of attorney completed and executed for transfer in accordance with the requirements of the Issuer’s depository, and any other documentation specified or provided by you and required to be delivered to the depositary under the business combination;

	(b)	written consent of the Exchange; and

	(c)	any other information concerning the business combination as the Escrow Agent may reasonably require.

6.3	Delivery to Depositary

(1)

As soon as reasonably practicable, and in any event no later than three business days after the Escrow Agent receives the documents and information required under section 6.2, the Escrow Agent will deliver to the depositary, in accordance with the direction, any share certificates or other evidence of the escrow securities, and a letter addressed to the depositary that

	(a)	identifies the escrow securities that are being tendered;

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(as at June 14, 2010)

(b)	states that the escrow securities are held in escrow;

(c)

states that the escrow securities are delivered only for the purposes of the business combination and that they will be released from escrow only after the Escrow Agent receives the information described in section 6.4;

(d)

if any share certificates or other evidence of the escrow securities have been delivered to the depositary, requires the depositary to return to the Escrow Agent, as soon as practicable, the share certificates or other evidence of escrow securities that are not released from escrow into the business combination; and

(e)

where applicable, requires the depositary to deliver or cause to be delivered to the Escrow Agent, as soon as practicable, share certificates or other evidence of additional escrow securities that you acquire under the business combination.

6.4	Release of Escrow Securities to Depositary

(1)	The Escrow Agent will release from escrow the tendered escrow securities provided that:

(a)

you or the Issuer make application to release the tendered securities under the Policy on a date at least 10 business days and not more than 30 business days prior to the date of the proposed release date; and

	(b)	the Exchange does not provide notice of its objection to the Escrow Agent prior to 10:00 a.m. (Vancouver time) or 11:00 a.m. (Calgary time) on such specified date;

(c)

the Escrow Agent receives a declaration signed by the depositary or, if the direction identifies the depositary as acting on behalf of another person or company in respect of the business combination, by that other person or company, that

		(i)	the terms and conditions of the business combination have been met or waived; and

		(ii)	the escrow securities have either been taken up and paid for or are subject to an unconditional obligation to be taken up and paid for under the business combination.

6.5	Escrow of New Securities

(1)

If you receive securities (new securities) of another issuer (successor issuer) in exchange for your escrow securities, the new securities will be subject to escrow in substitution for the tendered escrow securities, unless, immediately after completion of the business combination,

	(a)	the successor issuer is an exempt issuer as defined in the National Policy;

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(as at June 14, 2010)

(b)	the escrow holder was subject to a Value Security Escrow Agreement and is not a Principal of the successor issuer; and

(c)

the escrow holder holds less than 1% of the voting rights attached to the successor issuer’s outstanding securities. (In calculating this percentage, include securities that may be issued to the escrow holder under outstanding convertible securities in both the escrow holder’s securities and the total securities outstanding.)

6.6	Release from Escrow of New Securities

(1)	The Escrow Agent will send to a Securityholder share certificates or other evidence of the Securityholder’s new securities as soon as reasonably practicable after the Escrow Agent receives:

	(a)	a certificate from the successor issuer signed by a director or officer of the successor issuer authorized to sign

		(i)	stating that it is a successor issuer to the Issuer as a result of a business combination;

		(ii)	containing a list of the securityholders whose new securities are subject to escrow under section 6.5;

		(iii)	containing a list of the securityholders whose new securities are not subject to escrow under section 6.5;

	(b)	written confirmation from the Exchange that it has accepted the list of Securityholders whose new securities are not subject to escrow under section 6.5.

(2)

The escrow securities of the Securityholders, whose securities are not subject to escrow under section 6.5, will be released, and the Escrow Agent will send any share certificates or other evidence of the escrow securities in the possession of the Escrow Agent in accordance with section 2.4.

(3)

If your new securities are subject to escrow, unless subsection (4) applies, the Escrow Agent will hold your new securities in escrow on the same terms and conditions, including release dates, as applied to the escrow securities that you exchanged.

(4)	If the Issuer is a Tier 2 Issuer and the successor issuer is a Tier 1 Issuer, the release provisions in section 3.1(4) relating to graduation will apply.

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(as at June 14, 2010)

PART 7	RESIGNATION OF ESCROW AGENT

7.1	Resignation of Escrow Agent

(1)	If the Escrow Agent wishes to resign as escrow agent, the Escrow Agent will give written notice to the Issuer and the Exchange.

(2)	If the Issuer wishes to terminate the Escrow Agent as escrow agent, the Issuer will give written notice to the Escrow Agent and the Exchange.

(3)

If the Escrow Agent resigns or is terminated, the Issuer will be responsible for ensuring that the Escrow Agent is replaced not later than the resignation or termination date by another escrow agent that is acceptable to the Exchange and that has accepted such appointment, which appointment will be binding on the Issuer and the Securityholders.

(4)

The resignation or termination of the Escrow Agent will be effective, and the Escrow Agent will cease to be bound by this Agreement, on the date that is 60 days after the date of receipt of the notices referred to above by the Escrow Agent or Issuer, as applicable, or on such other date as the Escrow Agent and the Issuer may agree upon (the “resignation or termination date”), provided that the resignation or termination date will not be less than 10 business days before a release date.

(5)

If the Issuer has not appointed a successor escrow agent within 60 days of the resignation or termination date, the Escrow Agent will apply, at the Issuer’s expense, to a court of competent jurisdiction for the appointment of a successor escrow agent, and the duties and responsibilities of the Escrow Agent will cease immediately upon such appointment.

(6)

On any new appointment under this section, the successor Escrow Agent will be vested with the same powers, rights, duties and obligations as if it had been originally named herein as Escrow Agent, without any further assurance, conveyance, act or deed. The predecessor Escrow Agent, upon receipt of payment for any outstanding account for its services and expenses then unpaid, will transfer, deliver and pay over to the successor Escrow Agent, who will be entitled to receive, all securities, records or other property on deposit with the predecessor Escrow Agent in relation to this Agreement and the predecessor Escrow Agent will thereupon be discharged as Escrow Agent.

(7)

If any changes are made to Part 8 of this Agreement as a result of the appointment of the successor Escrow Agent, those changes must not be inconsistent with the Policy and the terms of this Agreement and the Issuer to this Agreement will fie a copy of the new Agreement with the Exchange.

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(as at June 14, 2010)

PART 8	OTHER CONTRACTUAL ARRANGEMENTS

[You may insert any other contractual arrangements the Parties to this Agreement wish to provide to govern the responsibilities, remuneration, liabilities, and indemnities for the duties of the Escrow Agent or any other matter which the Parties wish to include in this Agreement provided that the terms are not inconsistent with the applicable Exchange Policies and the terms of this Agreement.]

PART 9	INDEMNIFICATION OF THE EXCHANGE

9.1	Indemnification

(1)	The Issuer and each Securityholder jointly and severally:

(a)

release, indemnify and save harmless the Exchange from all costs (including legal cost, expenses and disbursements), charges, claims, demands, damages, liabilities, losses and expenses incurred by the Exchange;

(b) agree not to make or bring a claim or demand, or commence any action, against the Exchange; and

(c)

agree to indemnify and save harmless the Exchange from all costs (including legal costs) and damages that the Exchange incurs or is required by law to pay as a result of any person’s claim, demand or action, arising from any and every act or omission committed or omitted by the Exchange, in connection with this Agreement, even if said act or omission was negligent, or constituted a breach of the terms of this Agreement.

(2)	This indemnity survives the release of the escrow securities and the termination of this Agreement.

PART 10	NOTICES

10.1	Notice to Escrow Agent

Documents will be considered to have been delivered to the Escrow Agent on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

[Name, address, contact person, fax number]

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10.2	Notice to Issuer

Documents will be considered to have been delivered to the Issuer on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

[Name, address, contact person, fax number]

10.3	Deliveries to Securityholders

Documents will be considered to have been delivered to a Securityholder on the date of delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the address on the Issuer’s share register.

Any share certificates or other evidence of a Securityholder’s escrow securities will be sent to the Securityholder’s address on the Issuer’s share register unless the Securityholder has advised the Escrow Agent in writing otherwise at least ten business days before the escrow securities are released from escrow. The Issuer will provide the Escrow Agent with each Securityholder’s address as listed on the Issuer’s share register.

10.4	Change of Address

(1)	The Escrow Agent may change its address for delivery by delivering notice of the change of address to the Issuer and to each Securityholder.

(2)	The Issuer may change its address for delivery by delivering notice of the change of address to the Escrow Agent and to each Securityholder.

(3)	A Securityholder may change that Securityholder’s address for delivery by delivering notice of the change of address to the Issuer and to the Escrow Agent.

10.5	Postal Interruption

A party to this Agreement will not mail a Document if the party is aware of an actual or impending disruption of postal service.

PART 11	GENERAL

11.1	Interpretation – “holding securities”

Unless the context otherwise requires, all capitalized terms that are not otherwise defined in this Agreement, shall have the meanings as defined in Policy 1.1 - Interpretation or in Policy 5.4 - Escrow, Vendor Consideration and Resale Restrictions.

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When this Agreement refers to securities that a Securityholder “holds”, it means that the Securityholder has direct or indirect beneficial ownership of or control or direction over the securities.

11.2	Enforcement by Third Parties

The Issuer enters this Agreement both on its own behalf and as trustee for the Exchange and the Securityholders of the Issuer, and this Agreement may be enforced by either the Exchange, or the Securityholders of the Issuer, or both.

11.3	Termination, Amendment, and Waiver of Agreement

(1)	Subject to subsection 11.3(3), this Agreement shall only terminate:

	(a)	with respect to all the Parties:

		(i)	as specifically provided in this Agreement;

		(ii)	subject to subsection 11.3(2), upon the agreement of all Parties; or

		(iii)	when the Securities of all Securityholders have been released from escrow pursuant to this Agreement; and

	(b)	with respect to a Party:

		(i)	as specifically provided in this Agreement; or

		(ii)	if the Party is a Securityholder, when all of the Securityholder’s Securities have been released from escrow pursuant to this Agreement.

(2)	An agreement to terminate this Agreement pursuant to section 11.3(1)(a)(ii) shall not be effective unless and until the agreement to terminate

	(a)	is evidenced by a memorandum in writing signed by all Parties;

	(b)	if the Issuer is listed on the Exchange, the termination of this Agreement has been consented to in writing by the Exchange; and

	(c)	has been approved by a majority vote of securityholders of the Issuer excluding in each case, Securityholders.

(3)	Notwithstanding any other provision in this Agreement, the obligations set forth in section 9.1 shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

FORM 5D	ESCROW AGREEMENT	Page 17
(as at June 14, 2010)

(4)	No amendment or waiver of this Agreement or any part of this Agreement shall be effective unless the amendment or waiver:

	(a)	is evidenced by a memorandum in writing signed by all Parties;

	(b)	if the Issuer is listed on the Exchange, the amendment or waiver of this Agreement has been approved in writing by the Exchange; and

	(c)	has been approved by a majority vote of securityholders of the Issuer excluding in each case, Securityholders.

(5)

No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether similar or not), nor shall any waiver constitute a continuing waiver, unless expressly provided.

11.4	Severance of Illegal Provision

Any provision or part of a provision of this Agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability, and the rest of the Agreement and all other provisions and parts thereof shall remain in full force and effect and be binding upon the parties hereto as though the said illegal and/or unenforceable provision or part thereof had never been included in this Agreement.

11.5	Further Assurances

The Parties will execute and deliver any further documents and perform any further acts reasonably requested by any of the Parties to this agreement which are necessary to carry out the intent of this Agreement.

11.6	Time

Time is of the essence of this Agreement.

11.7	Consent of Exchange to Amendment

The Exchange must approve any amendment to this Agreement if the Issuer is listed on the Exchange at the time of the proposed amendment.

11.8	Additional Escrow Requirements

A Canadian exchange may impose escrow terms or conditions in addition to those set out in this Agreement.

FORM 5D	ESCROW AGREEMENT	Page 18
(as at June 14, 2010)

11.9	Governing Laws

The laws of {insert principal jurisdiction} and the applicable laws of Canada will govern this Agreement.

11.10	Counterparts

The Parties may execute this Agreement by fax and in counterparts, each of which will be considered an original and all of which will be one agreement.

11.11	Singular and Plural

Wherever a singular expression is used in this Agreement, that expression is considered as including the plural or the body corporate where required by the context.

11.12	Language

This Agreement has been drawn up in the [English/French] language at the request of all parties. Cet acte a été rédigé en [anglais/français] à la demande de toutes les parties.

11.13	Benefit and Binding Effect

This Agreement will benefit and bind the Parties and their heirs, executors, administrators, successors and permitted assigns and all persons claiming through them as if they had been a Party to this Agreement.

11.14	Entire Agreement

This is the entire agreement among the Parties concerning the subject matter set out in this Agreement and supersedes any and all prior understandings and agreements.

11.15	Successor to Escrow Agent

Any corporation with which the Escrow Agent may be amalgamated, merged or consolidated, or any corporation succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent under this Agreement without any further act on its part or on the part or any of the Parties, provided that the successor is recognized by the Exchange.

The Parties have executed and delivered this Agreement as of the date set out above.

[Escrow Agent]

_________________________________________
Authorized signatory

_________________________________________
Authorized signatory

FORM 5D	ESCROW AGREEMENT	Page 19
(as at June 14, 2010)

[Issuer]

____________________________________________
Authorized signatory

____________________________________________
Authorized signatory

If the Securityholder is an individual:

Signed, sealed and delivered by	)
[Securityholder] in the presence of:	)
)
)
Name	)
)
)
Address	)	[Securityholder]
)
)
)
)
)
Occupation	)

If the Securityholder is not an individual:

[Securityholder]

_____________________________________________
Authorized signatory

_____________________________________________
Authorized signatory

FORM 5D	ESCROW AGREEMENT	Page 20
(as at June 14, 2010)

Schedule “A” to Escrow Agreement

Securityholder

Name:

Signature:

Address for Notice:

Securities:

Class and Type (i.e. Value Securities or Surplus Securities)	Number	Certificate(s) (if applicable)

FORM 5D	ESCROW AGREEMENT	Page 21
(as at June 14, 2010)

SCHEDULE B(1) – TIER 1 VALUE SECURITY ESCROW AGREEMENT

RELEASE OF SECURITIES

Timed Release

	Percentage of Total	Total Number of Escrowed
Release Dates	Escrowed Securities to be	Securities to be Released
	Released
[Insert date of Exchange	25%
Bulletin]
[Insert date 6 months	25%
following Exchange
Bulletin]
[Insert date 12 months	25%
following Exchange
Bulletin]
[Insert date 18 months	25%
following Exchange
Bulletin]
TOTAL	100%

*In the simplest case where there are no changes to the escrow securities initially deposited and no additional escrow securities, then the release schedule outlined above results in the escrow securities being released in equal tranches of 25%.

FORM 5D	ESCROW AGREEMENT	Page 22
(as at June 14, 2010)

SCHEDULE B(2) – TIER 2 VALUE SECURITY ESCROW AGREEMENT

RELEASE OF SECURITIES

Timed Release

	Percentage of Total Escrowed	Total Number of Escrowed
Release Dates	Securities to be Released	Securities to be Released
[Insert date of Exchange	10%
Bulletin]
[Insert date 6 months	15%
following Exchange
Bulletin]
[Insert date 12 months	15%
following Exchange
Bulletin]
[Insert date 18 months	15%
following Exchange
Bulletin]
[Insert date 24 months	15%
following Exchange
Bulletin]
[Insert date 30 months	15%
following Exchange
Bulletin]
[Insert date 36 months	15%
following Exchange
Bulletin]
TOTAL	100%

*In the simplest case where there are no changes to the escrow securities initially deposited and no additional escrow securities, the release schedule outlined above results in the escrow securities being released in equal tranches of 15% after completion of the release on the date of the Exchange Bulletin.

FORM 5D	ESCROW AGREEMENT	Page 23
(as at June 14, 2010)

SCHEDULE B(3) – TIER 1 SURPLUS SECURITY ESCROW AGREEMENT

RELEASE OF SECURITIES

Timed Release

	Percentage of Total Escrowed	Total Number of Escrowed
Release Dates	Securities to be Released	Securities to be Released
[Insert date of Exchange	10%
Bulletin]
[Insert date 6 months	20%
following Exchange
Bulletin]
[Insert date 12 months	30%
following Exchange
Bulletin]
[Insert date 18 months	40%
following Exchange
Bulletin]
TOTAL	100%

FORM 5D	ESCROW AGREEMENT	Page 24
(as at June 14, 2010)

SCHEDULE B(4) – TIER 2 SURPLUS SECURITY ESCROW AGREEMENT

RELEASE OF SECURITIES

Timed Release

	Percentage of Total	Total Number of
Release Dates	Escrowed Securities to be	Escrowed Securities to be
	Released	Released
[Insert date of Exchange	5%
Bulletin]
[Insert date 6 months following	5%
Exchange Bulletin]
[Insert date 12 months	10%
following Exchange Bulletin]
[Insert date 18 months	10%
following Exchange Bulletin]
[Insert date 24 months	15%
following Exchange Bulletin]
[Insert date 30 months	15%
following Exchange Bulletin]
[Insert date 36 months	40%
following Exchange Bulletin]
TOTAL	100%

FORM 5D	ESCROW AGREEMENT	Page 25
(as at June 14, 2010)

SCHEDULE B(5)

UNDERTAKING OF HOLDING COMPANY

TO: THE TSX VENTURE EXCHANGE

● (the "Securityholder") has subscribed for and agreed to purchase, as principal, ● Common Shares of ● (the "Escrowed Securities"). The Escrowed Securities will be held in escrow as detailed in the escrow agreement entered into between ● (the “Issuer”), ● and the Securityholder.

The undersigned Securityholder undertakes that, to the extent reasonably possible, it will not permit or authorize its securities to be issued or transferred, nor will it otherwise authorize any transaction involving any of its securities that could reasonably result in a change of its control without the prior consent of the TSX Venture Exchange, as long as any Escrowed Securities remain held or are required to be held in escrow.

DATED this ● day of ●.

(Name of Securityholder - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print here name of individual whose signature appears above)

FORM 5D	ESCROW AGREEMENT	Page 26
(as at June 14, 2010)

The Securityholder is directly controlled by the undersigned who undertakes that, to the extent reasonably possible, he will not permit or authorize securities of the Securityholder to be issued or transferred, nor otherwise carry out any transaction that could reasonably result in a change of control of the Securityholder without the prior consent of the TSX Venture Exchange, as long as any Escrowed Securities remain held or are required to be held in escrow.

DATED this ● day of ●.

(Signature)

(Name of Controlling Securityholder – please print)

(Signature)

(Name of Controlling Securityholder – please print)

FORM 5D	ESCROW AGREEMENT	Page 27
(as at June 14, 2010)